SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

JANUARY 5, 2004

Date of Report

December 19, 2003

(Date of Earliest Event Reported)

INTRA-ASIA ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

NEVADA	333-75297	87-0616524
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer I.D. No.)

2153 SE HAWTHORNE ROAD

GAINESVILLE, FL 32641

(Address of Principal Executive Offices)

352-334-7246

(Registrant's Telephone Number)

GLOTECH INDUSTRIES, INC.

(Former Name or Former Address if changed Since Last Report)

Item 1.

Changes in Control of Registrant.

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 (a)  Effective as of December 19, 2003, the Registrant ("GloTech"), Intra-Asia Entertainment Corporation (“IAEC”), a Delaware corporation  and certain shareholders of IAEC (the "IAEC Stockholders") owning approximately 90% of the outstanding securities of IAEC, executed an Agreement and Plan of Reorganization (the "Agreement"), whereby the Registrant agreed to acquire up to 100% of the outstanding shares of common stock of IAEC in exchange for an aggregate of 56,000,000 post-dividend shares of common stock of the Registrant, or approximately 90% of the post-Agreement outstanding securities of the Registrant, taking into account the reverse split of existing shares of common stock of the Registrant.  The combination of these entities was treated as a purchase for accounting purposes, and IAEC will become a wholly-owned subsidiary of the Registrant.  The Agreement provided that it could be closed on receipt of the signatures of IAEC Stockholders owning not less than 90% of the IAECoutstanding securities, and at closing, signatures of persons owning 90% of IAEC's outstanding securities had been received; the Registrant and IAEC will use their best efforts to obtain the remaining signatures of the IAEC Stockholders as soon as is reasonably practicable,and both parties anticipate that all IAEC Stockholders will exchange their respective shares of IAEC for shares of the Registrant under the Agreement.

On January 2, 2004, a reverse split of 5.37 for one of the common stock of the Registrant that was effected by dividend became effective, and all computations herein take into account that dividend.

By virtue of (i) the percentage of the Registrant acquired under the Agreement by the IAEC Stockholders; and (ii) the provisions of the Agreement that provided for the election of the new directors of IAEC to the Board of Directors of the Registrant, this Agreement may be deemed to have involved a "change of control."

The source of the consideration used by the IAEC Stockholders to acquire their interest in the Registrant was the exchange of outstanding securities of IAEC.

The primary basis of the "control" by the IAEC Stockholders is stock ownership and/or management positions.

 The principal terms of the Agreement were:

1.  Prior to the completion of the Agreement, (i) the Registrant was required to effect a 5.37 for one reverse split by dividend on outstanding common stock for the benefit of stockholders, with a mandatory exchange of stock certificates by the Registrant's stockholders being required to receive the dividend, as required by the Agreement; and (ii) the issuance, pro rata, of an aggregate of 56,000,000 post-dividend shares of common stock ("restricted securities") of the Registrant for 100% of the outstanding shares of IAEC;

2.  Following the closing of the Agreement, the Registrant amended its Articles of Incorporation to change its name to "Intra-Asia Entertainment Corporation" and obtained a new Cusip Number and OTC Bulletin Board Symbol for such name; and

3.  The designation of new directors and executive officers nominated by the IAEC Stockholders.

Prior to the completion of the Agreement,, there were 27,398,571outstanding shares of the Registrant's common stock.  Following the completion of the Agreement, there will be approximately 61,399,000 post-dividend outstanding shares of common stock (allowing for rounding of fractional shares).

 (b)(i)  To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than ten percent of the Registrant's common stock prior to the closing of the Agreement, and the share holdings of the then members of management:

Name	Positions Held	Shares Owned	%
Utek Corporation	Stockholder	3,198,571	12%
Practical Business Concepts LLC	Stockholder	3,333,334	12%
Heinz Fraunhoffer	CEO, CFO, Director	2,100,000	8%

	TOTALS	10,798,571	39%

(b)(ii)  To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than ten percent of the Registrant's common stock following the closing of the Agreement, and the share holdings of the new members of management:

Name	Positions Held	Shares Owned	%
Weichang International	Stockholder	3,198,571	12%
Stanley Wu	CEO, Director	3,333,334	12%
Davisson Wu	Secretary, Director	2,100,000	8%
Duo Wang	CFO, Director	2,166,666	8%
	TOTALS	10,798,571	39%

Item 2.   Acquisition or Disposition of Assets.

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 (a)  See Item 1.

 The consideration exchanged under the Agreement was negotiated at "arms length," and the sole director of the Registrant used the following criteria in evaluating whether the Agreement should be completed: the relative value of the assets of the Registrant in comparison to those of IAEC; IAEC's present and past business operations; the future potential of IAEC; its management; and the potential benefit to the stockholders of the Registrant.  The sole director determined that the consideration for the exchange was reasonable, under these circumstances, in his good faith judgment.

 No director, executive officer or five percent or more stockholder of the Registrant had any direct or indirect interest in IAEC or the IAEC Stockholders prior to the completion of the Agreement; similarly, no nominee for director, IAEC stockholder or beneficial owner of any IAEC Stockholder had more than a nominal interest in the Registrant prior to the closing of the Agreement.

 (b)   The Registrant is a successor to and intends to continue the planned business operations intended to be conducted by IAEC.

Item 3.

Bankruptcy or Receivership.

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 None, not applicable.

Item 4.

Changes in Registrant's Certifying Accountant.

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 None, not applicable.

Item 5.

Other Events and Regulation FD Disclosure

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 None, not applicable.

Item 6.

Resignations of Registrant's Directors

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At present, the sole director of the Registrant has tendered his resignation of his office of Chief Executive Officer as well as his position as sole director.  Three directors have delivered their acceptance of appointment with four more appointments pending acceptance.  It is anticipated that a total of seven directors will accept appointment and be seated to serve until the next meeting of the shareholders.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

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 (a)  Financial Statements of Businesses Acquired.   These financial statements will be provided within 75 days from the date of this Report or on or before March 19, 2004.

  (b)  Pro Forma Financial Information.  These pro forma financial statements will be provided within 75 days from the date of this Report or on or before March 19, 2004.

Item 8.

Change in Fiscal Year.

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 None; not applicable.

Item 9.

Regulation FD Disclosure.

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 See the Press Release that was distributed on January 2, 2004, Exhibit 99.1 hereof.

   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Intra-Asia Entertainment Corporation

DATED:  January 5, 2004

/s/ Stanley Wu, President and Director